*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 18, 2018.

THE CHEFS' WAREHOUSE, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 19, 2018
Date: May 18, 2018 Time: 10:00 AM EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/chef18.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/chef18 and be sure to have the information that is printed in the box marked by the arrow

	àXXXX XXXX XXXX XXXX	(located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—Before You Vote—
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice and Proxy Statement 10K Wrap
How to View Online:
Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2018 to facilitate timely delivery.

—How To Vote—
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/chef18. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote
FOR the following:
1. Election of Directors

Nominees:
01)	Christina Carroll	07)	Stephen Hanson
02)	Dominick Cerbone	08)	Katherine Oliver
03)	John A. Couri	09)	Christopher Pappas
04)	Joseph Cugine	10)	John Pappas
05)	Steven F. Goldstone	11)	David E. Schreibman
06)	Alan Guarino

The Board of Directors recommends you vote FOR the following proposals:

2. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2018.

3.	To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement that accompanies this notice.

The Board of Directors recommends you vote 1 year on the following proposal:

4. To vote, on a non-binding, advisory basis, on the frequency (once every one year, two years or three years) that stockholders of the Company will have a non-binding, advisory vote on the compensation of the Company's named executive officers.

5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the
Annual Meeting.

Voting Instructions